Note 9 - Equity Method Investments - Summarized Financial Information on Equity Method Investments (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Dec. 31, 2017
Non-current assets	$ 1,139,292		$ 1,069,449
Current assets	74,873		62,170
Total assets	1,214,165		1,131,619
Current liabilities	58,578		$ 55,455
Voyage revenue	76,113	$ 55,065
Net income	$ 12,865	$ 2,721